 Exhibit 32.1

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350, as adopted).

I, Lisa Harper, Chief Executive Officer of Hot Topic, Inc., certify that:

1. I have reviewed this amendment no. 1 to the annual report on Form 10-K of Hot Topic, Inc.;

2. Based on my knowledge, this amendment no. 1 to the annual report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this amendment no. 1 to the annual report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this amendment no. 1 to the annual report.

Date: May 28, 2013

/s/ LISA HARPER
Lisa Harper
Chairman & Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the amendment no. 1 to the annual report on Form 10-K, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of Hot Topic, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the amendment no. 1 to the annual report on Form 10-K), irrespective of any general incorporation language contained in such filing.

I, George Wehlitz, Jr., Chief Financial Officer of Hot Topic, Inc., certify that:

1. I have reviewed this amendment no. 1 to the annual report on Form 10-K of Hot Topic, Inc.;

2. Based on my knowledge, this amendment no. 1 to the annual report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this amendment no. 1 to the annual report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this amendment no. 1 to the annual report.

Date: May 28, 2013

/s/ GEORGE WEHLITZ, JR.
George Wehlitz, Jr.
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the amendment no. 1 to the annual report on Form 10-K, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of Hot Topic, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the amendment no. 1 to the annual report on Form 10-K), irrespective of any general incorporation language contained in such filing.